Exhibit 10.2

                                 LEASE AGREEMENT


         THIS LEASE, made as of the 26th day of March, 1997, by and between Bloomtex Associates, a New Jersey limited partnership having an office at 460 Main Avenue, Wallington, New Jersey 07057 (hereinafter "Landlord"), and ALFACELL Corporation, a Delaware corporation having an office at 225 Belleville Avenue, Bloomfield, New Jersey 07003 (hereinafter "Tenant"):


                              W I T N E S S E T H:


1.       PREMISES.

                  Landlord hereby demises and leases unto Tenant, and Tenant hereby takes and hires from Landlord, upon the terms and conditions hereinafter set forth, those portions of that certain office/laboratory building (the "Building") located at 225 Belleville Avenue in the Town of Bloomfield, County of Essex, State of New Jersey, more particularly delineated as the crosshatched areas on Exhibit A attached hereto and made a part hereof (hereinafter the "Premises"). Tenant acknowledges that it is leasing the Premises in its AS IS condition on the date hereof.

                  Tenant shall have the non-exclusive right to utilize the parking areas of the Building for parking, as well as the non-exclusive use of the driveway connected thereto, for its employees, agents, invitees and licensees. In the event that the parking areas available for non-exclusive use by Tenant are reduced, restricted, or relocated due to a taking by eminent domain or similar proceeding, there shall be no liability on the part of the Landlord for such reduction, restriction, or relocation and this Lease shall not be affected, except as otherwise provided in Section 12 below.

2.       TERM.

                  The term of this lease shall be five (5) years, commencing January 1, 1997 (hereinafter the "Commencement Date") and terminating on December 31, 2001 (hereinafter the "Expiration Date").

         This lease shall  automatically be renewed an additional period of five
(5) years on the same terms and conditions unless either party gives at least nine (9) months written notice prior to its expiration of their intention not to renew same. The "Basic Rent" for said renewal shall be calculated by applying a cost of living (COLA) adjustment. The COLA shall be equal to the difference between the Consumer price index for January 2002 and January 1997 for Northern New Jersey applied to the final years "Basic Rent" Annual COLA adjustments shall be applied to each succeeding year of said five year option.

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3.       BASIC RENT.

                  The Tenant shall pay to the Landlord at the Landlord's present mailing address set forth above (or at such other place as the Landlord may designate in writing from time to time), without offset or deduction, on the Commencement Date and, thereafter, monthly in advance on the first day of each and every calendar month during the Lease Term (except as set forth in subsections 3.1(a), 3.1(b),and 3.1(c) below), a sum equal to the following (hereinafter referred to as the "Basic Rent"):

                  3.1(a) Commencing on the Commencement Date to December 31, 1998, Tenant shall pay Landlord annually the sum of $96,775 payable in equal monthly installments each in the amount of Eight Thousand Sixty Four and 83/100 Dollars ($8,064.83); and

                  3.1(b) Commencing on January 1, 1999 to December 31, 1999, Tenant shall pay Landlord annually the sum of $115,594 payable in equal monthly installments each in the amount of Nine Thousand Six Hundred Thirty Two and 83/100 Dollars ($9,632.83); and

                  3.1(c) Commencing on January 1, 2000 to December 31, 2001, Tenant shall pay Landlord annually the sum of $136,000 payable in equal monthly installments each in the amount of Eleven Thousand Three Hundred Thirty Three and 33/100 Dollars ($11,333.33).

                  In addition to the "Basic Rent" Tenant shall pay to the Landlord Tenant's proportionate share (based on the square footage of the Premises and the square footage of the Building) of any increase in real estate taxes on Building over the base tax year of calendar 1996. Landlord shall submit a statement to Tenant calculating said increase. Payment shall be made by Tenant within thirty (30) days of receipt of said statement. Notwithstanding the foregoing, if less than 95% of the Building (or the property which is the basis for computing real estate taxes) was occupied during all or part of calendar year 1996, real estate taxes for calendar year 1996 shall be deemed increased to equal the real estate taxes that would have been payable if the Building (or such property) had been 95% occupied throughout calendar year 1996 and the vacant space had been leased at fair market rental.

                  Landlord is responsible for payment of all costs necessary to supply the Premises with electricity, water, gas, heating and air conditioning as provided in Section 6 below and all real estate taxes assessed against the building of which the Premises forms a part (the "Building").

4.       USE OF PREMISES.

                  Tenant shall use and occupy the Premises throughout the term hereof solely for office purposes or any other legal purpose. It is understood and agreed, however, that Tenant shall not engage in heavy manufacturing in the Premises.

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                  Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the said Premises, their use and occupancy, for the correction, prevention and abatement of violations in, upon or connected with the said Premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said Premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense. Notwithstanding the foregoing, Tenant shall have no obligation to perform any structural alterations to the Premises unless the need for same arises from Tenant's specific manner of use (as opposed to general office and/or laboratory use) of the Premises. Anything to the contrary herein notwithstanding, Landlord shall comply with all such requirements for site conformance, except if nonconformance is due to an act or omission of Tenant. Tenant may contest any legal requirement and may defer compliance with such legal requirement provided that such deferral does not create a lien against the Premises or impose any criminal liability against Landlord.

5.       REPAIRS AND MAINTENANCE.

                  5.1(a) By Landlord. Landlord has agreed at Landlord's expense, upon signing of this lease, to hire a contractor to clean the airway ducts and air conditioning unit of Premises. From and after the Commencement Date, Landlord shall keep the exterior walls, foundations and roof of the Building waterproof, shall be responsible for the maintenance and repair in good and proper working order of the roof of the Building, the structural and exterior portions of the Building, and the electrical, plumbing, air conditioning and heating systems of the Building, except for repairs or maintenance occasioned by the negligence of Tenant, its agents, employees or invitees, which shall be the responsibility of Tenant. Landlord shall ensure that the heating and air conditioning systems provide sufficient and reasonable heat and air conditioning to the Premises. In addition, Landlord shall keep and maintain in good and clean condition all of the parking areas and keep such areas well lighted and free of ice and snow. In the event Landlord fails to perform work on its part to be performed hereunder, Tenant shall serve upon Landlord written notice thereof, given in the manner as provided in this Lease. If Landlord fails to perform such work within ten (10) days thereafter, Tenant may, at its option, undertake such work and shall deduct the actual cost thereof to Tenant from the next monthly installment or installments, as the case may be, of rent as shall be payable by Tenant.

     5.1(b) By Tenant. Except as provided in paragraph A above, Tenant shall be responsible for all maintenance, cleaning and repair of the Premises.

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6.       SERVICES TO BE PROVIDED BY LANDLORD.

                  During Normal Business Hours, Landlord will supply to the Premises reasonable and sufficient heat, ventilation and air conditioning. Tenant agrees to keep peripheral windows closed at all times and to cooperate with Landlord and observe all reasonable regulations which Landlord may prescribe for the proper functioning and protection of the heating, ventilation and air conditioning system. For and during that portion of each lease year between October 15 and May 15, Landlord shall provide heat to the PREMISES as climatic conditions shall require, and for and during the portion of each lease year between May 16 and October 14, Landlord shall provide air conditioning to the PREMISES as climatic conditions shall require. For the purposes of this Lease, "Normal Business Hours" shall mean the period between 8 A.M. and 6 P.M. on Monday through Friday, and between 8 A.M. and 1 P.M. on Saturday, of each week, excluding days which are designated as legal holidays in the State of New Jersey. In the event that Tenant occupies the PREMISES at any time other than during Normal Business Hours and Tenant requests heating or air conditioning during such hours, Landlord shall provide such services to Tenant and, Tenant shall pay to Landlord additional rent for the Landlord's actual out of pocket costs for such services provided during other than Normal Business Hours. Landlord shall at no cost or expense to Tenant, provide to the Premises (a) electric current in such quantities as Tenant shall require, (b) water for drinking, lavatory and cooking purposes, (c) gas as shall be required by Tenant.

7.       INSURANCE.

                  Tenant shall, at Tenant's sole cost and expense, maintain for the mutual benefit of Landlord and Tenant, general public liability insurance against claims for bodily injury or death or property damage occurring upon, in or about the Premises, such insurance to afford protection to the limit of not less than One Million Dollars ($1,000,000) combined single limit for bodily injury and property damage.

                  Upon execution of this Lease, and thereafter no less than fifteen (15) days prior to the expiration date of the policy theretofore furnished pursuant to this section, an original of the policy or certificate of insurance shall be delivered by Tenant to Landlord. Such policy, and all renewals thereof, shall name Landlord and Tenant as insurers, and shall provide that such policy shall not be canceled without 30-day prior written notice to Landlord.

                  In the event that Tenant fails to take out, pay for, maintain or deliver the insurance policy required herein, then Landlord may, but shall not be obligated to, take such action as it deems necessary to effect such insurance, and the total cost thereof, together with interest at 8% per annum, shall be payable to Landlord on demand, or at the option of Landlord may be added to any installment of Rent then due or thereafter to become due, and Tenant covenants to pay same, as additional rent.

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8.       ALTERATIONS.

                  No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas or heavy equipment shall be installed in or attached to the Premises without the prior written consent of the Landlord, such consent not to be unreasonably withheld or delayed. Tenant is not obligated to request or obtain Landlord's consent to make decorations or nonstructural alterations.

                  All of the aforesaid maintenance and repairs shall be of quality or class substantially equal to the original work or construction and in conformity with all fire and casualty insurance rating services and according to all applicable building codes and regulations. Tenant agrees that at all times during the Term it shall maintain at its sole cost and expense the sprinkler systems and lines at the Premises in working order. Tenant acknowledges that throughout the Term Landlord shall keep in force and Tenant shall pay for a service contract with a reputable service company for a quarterly inspection and examination of the sprinkler systems and lines at the Premises and shall also allow inspections and examinations to be conducted at any time upon the request of any and all insurance companies which provide or may provide insurance with regard to the Premises. Subject to Tenant's rights set forth at termination clause, Tenant agrees to comply at its sole cost and expense with all requirements of the insurance company or companies conducting such inspections and examinations of the sprinkler system and lines at the Premises.

                  Not later than the last day of the term, Tenant shall, at Tenant's expense, remove all Tenant's personal property and those improvements made by Tenant which have not become the property of Landlord, including, but not limited to trade fixtures, moveable paneling and the like; repair all injury done by or in connection with the installation or removal of said property and improvements; and surrender the Premises in as good condition as they were at the beginning of the term, excepting reasonable wear and tear, repairs required to be performed by Landlord and damage by fire, the elements, casualty, or other cause not due to the misuse or neglect by Tenant, Tenant's agents, servants, or visitors. All other property of Tenant remaining on the Premises after the last day of the term or earlier termination of this Lease shall be conclusively deemed abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of such removal. Landlord may have any such property stored at Tenant's risk and expense.

                  In the event that any mechanics' lien is filed against the premises as a result of alterations, additions or improvements made by the Tenant, the Landlord, at its option, after thirty (30) days notice to the Tenant, may pay the said lien, without inquiring into the validity thereof, and the Tenant shall forthwith reimburse the Landlord the total expense incurred by the Landlord in discharging the said lien, as additional rent hereunder.

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9.       INSPECTION.

                  The Landlord, or its agents, shall have the right to enter the Premises upon not less than twenty-four (24) hours notice to Tenant at reasonable hours to examine the same, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants thereof or to exhibit the same to prospective tenants, purchasers and mortgagees provided the Landlord indemnify Tenant, its directors, officers, employees and agents and their respective heirs, successors and assigns from and against all liability and expense, including reasonable attorney's fees, from claims for bodily injury, property damage or otherwise alleged to arise out of such entry. In no event shall the Landlord be liable for any interruption of the Tenants's business as a result of the making of any such repair, replacement or addition that is necessary, provided that Landlord uses its best efforts to minimize interference with Tenant's use and enjoyment of the Premises.

10.      INDEMNIFICATION.

                  The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the Premises, by reason of any existing or future condition, defect, matter or thing in said Premises or the property of which the Premises are a part, or for the act, omissions or negligence of other persons or tenants in and about the said property, unless caused by Landlord's breach of its obligations under this Lease or the negligence or willful wrongful act of Landlord or its agents, employees or contractors. Tenant agrees to indemnify and save Landlord harmless from all claims and liability for losses of or damage to property, or injuries to persons occurring in the Premises, unless caused by the negligence or willful wrongful act of Landlord or its agents, employees or contractors or Landlord's breach of its obligations under this Lease. In case any action or proceeding be brought against the Landlord by reason of any such claim, the Tenant, upon notice from the Landlord, shall resist and defend such action or proceeding. Landlord agrees to indemnify and save Tenant harmless from all claims and liability for losses of or damage to property or injuries to persons (a) occurring in the Building but outside the Premises or in the parking areas unless caused by the negligence of Tenant, (b) arising from Landlord's breach of its obligations under this Lease, (c) arising from the negligence or willful misconduct of Landlord or its agents, employees or contractors or (d) arising out of the failure of any present or past tenant to comply with all applicable laws. The provisions of this Section 10 shall survive the expiration or earlier termination of the Term.

11.      CASUALTY LOSSES.

                  11.1 In the event of destruction of the Premises or the building containing the Premises by fire, explosion, the elements, other casualty or otherwise during the term hereby created and as a result thereof should the Premises or access thereto be so badly injured that the same cannot be repaired within one hundred twenty (120) days from the happening of such injury, then and in such a case the term hereby created shall, at the option of the Tenant

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

or Landlord to be exercised within 30 days of the injury, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender Premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of destruction, in which event the Landlord may re-enter and repossess the premises thus discharged from this Lease and may remove all parties therefrom. Should the Premises be rendered untenantable and unfit for occupancy, but yet be repairable within one hundred twenty (120) days from the happening of said injury, the Landlord shall enter and repair the same with reasonable speed, and rent shall abate and shall not accrue after said injury or while repairs are being made, but shall recommence immediately after said repairs shall be completed. But if the Premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease. The Tenant shall immediately notify the Landlord in case of fire or other damage to the Premises. In the event of partial destruction, Landlord must notify Tenant within thirty
(30) days of its intent to rebuild or not, and if there is no notification, Tenant shall have the right to cancel this Lease.

                  11.2 Each party hereto waives any and every claim which arises or may arise in its favor and against the other party hereto during the term of this Lease or any renewal or extension thereof for any and all loss of or damage to any of its property located within or upon, or constituting a part of the premises leased to Tenant hereunder, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent such that loss or damage is recoverable under said insurance policies. Said mutual waivers shall be in addition to and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to and loss of, or damage to, property of the parties hereto. Inasmuch as the above mutual waivers precluded the assignment of any aforesaid claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party hereto hereby agrees immediately to give each insurance company which has issued to its policies of fire and extended coverage insurance, written notice of the terms of said mutual waivers, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverages by reason of said waivers.

12.      TAKING BY EMINENT DOMAIN.

                  If all or any part of the Premises shall be taken by public or quasi-public authority under any power of eminent domain or condemnation, this Lease, at the option of the Landlord or Tenant, shall forthwith terminate and the Tenant shall have no claim or interest in or to any award of damages for such taking, provided this clause shall not prevent the Tenant from making a claim on its own behalf separate and apart from any claims of the Landlord. If there is a taking but neither party terminates this Lease, then Landlord shall make all repairs necessitated by such taking, rent shall be equitably reduced and the Lease shall otherwise continue in force and effect.


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13.      LANDLORD'S REMEDIES; DEFAULT PROVISIONS.

                  13.1 It is further agreed that if at any time during the term of this Lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this lease, exercise of such option to be evidenced by notice to that effect of the liquidation of the property of the Tenant or the Tenant's estate, but such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

                  13.2 If Tenant (i) defaults in any payment of Rent or any other amounts due hereunder, following not less than ten (10) days notice of default or (ii) defaults in the performance of any of the other covenants and conditions hereof following not less than thirty (30) days notice or default and the opportunity to cure (provided, however, that if the matter of the default is such that it cannot be cured within thirty (30) days, Tenant shall have a reasonable period of time within which to cure such default beyond such 30 day period) then this Lease shall, at the option of Landlord, terminate and Tenant's right to possession of the Premises shall cease.

                  13.3(a) DEFICIENCY. In any case where the Landlord has recovered (or has a right pursuant to the terms of this Lease to recover) possession of the Premises by reason of the Tenant's default and Landlord's termination of this Lease, the Landlord may, at the Landlord's option, occupy the Premises or cause the Premises to be redecorated, altered, divided, consolidated with other adjoining Premises, or otherwise change or prepare for reletting, and may relet the premises or any part thereof as agent of the Tenant or otherwise, for a term or terms to expire prior to, at the same time as, or subsequent to, the original expiration date of the Term of this Lease, at the Landlord's option, and receive the rent therefor. Rent so received shall be applied first to the payment of such expenses as Landlord may have incurred in connection with the recovery of possession, redecorating, altering, dividing, consolidating with other adjoining Premises, or otherwise changing or preparing for reletting, and the reletting, including brokerage and reasonable attorneys' fees, and then to the payment of damages in amounts equal to the rent hereunder and to the costs and expenses of performance of the other covenants of the Tenant as herein provided. The Tenant agrees, in any such case, whether or not the Landlord has relet, to pay to the Landlord damages equal to the Basic and Additional Rent and other sums herein agreed to be paid by the Tenant, less the net proceeds of the reletting, if any, as ascertained from time to time; and the same shall be payable by the Tenant at the time and in the manner specified in
Section 3, above. The Tenant shall not be entitled to any surplus accruing as a result of any such reletting. In reletting the Premises as aforesaid, the Landlord may grant rent concessions, and the Tenant shall not be credited therewith. No such reletting shall constitute a surrender and acceptance or be deemed evidence thereof.


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                  13.3(b) Tenant hereby waives all rights of redemption to which the Tenant might be entitled by any law now or hereafter in force.

                  13.3(c) Landlord's remedies hereunder are in addition to any remedy allowed by law. Tenant agrees to pay, as Additional Rent, all reasonable attorneys' fees and disbursements, and other expenses incurred by the Landlord in enforcing any of the obligations under this Lease, this covenant to survive the expiration or sooner termination of this Lease. Tenant shall have a similar right of collection in the event Tenant shall incur any such expenses to enforce any of the obligations contained in this Lease on the part of the Landlord to perform.

                  13.4 RIGHT TO CURE TENANT'S BREACH. If the Tenant breaches any covenant or condition of this Lease, the Lessor may, on reasonable notice to the Tenant (except that no notice need be given in case of emergency), cure such breach at the expense of the Tenant and the reasonable amount of all expenses, including attorneys' fees and expenses, incurred by the Landlord in so doing (whether paid by the Landlord or not) shall be deemed Additional Rent payable on demand. In no way whatsoever shall the Landlord be obligated to effect such cure.

14.      NOTICES.

                  All notices, demands and requests which may or are required to be given by either party to the other shall be in writing. All notices, demands and requests by Landlord to Tenant shall be deemed properly made or given if mailed postage prepaid, registered or certified mail, return receipt requested, or sent by overnight courier or hand delivered addressed to Tenant at 225 Belleville Avenue, Bloomfield, New Jersey, or at such other place as Tenant may from time to time designate in a written notice to Landlord. All notices, demands and requests by Tenant to Landlord shall be deemed to have been properly given if and when sent by United States registered or certified mail, postage prepaid, return receipt requested, or sent by overnight courier or hand delivered addressed to Landlord at Bloomtex Corporation, 460 Main Avenue, Wallington, New Jersey 07057, Attn: Corporate Secretary, or at such other place as Landlord may from time to time designate in a written notice to Tenant. All notices shall be deemed given when received or when delivery is refused.

15.      CERTIFICATE BY TENANT.

                  Tenant agrees at any time and from time to time upon not less than fifteen (15) days, notice by Landlord to execute, acknowledge and deliver to Landlord, at Landlord's expense, a statement or statements (to the extent true) in writing certifying (I) that this Lease is unmodified and in full force and effect; (ii) that it sets forth the entire agreement between the Landlord and Tenant; (iii) that to the extent best of Tenant's knowledge the landlord is not in default under any of the terms hereof and has performed all of its obligations pursuant hereto; (iv) that to the extent best of Tenant's knowledge there are no existing offsets or defenses against the enforcement of any of the terms, covenants, or conditions hereof upon the

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part of the  Tenant to be  performed;  and (v) as to the dates to which the Rent has been paid in advance, if any, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee of the fee of the Premises or of Landlord's interest therein, or any assignee or any such mortgagee.

16.      SUBORDINATION.

                  Landlord represents and warrants that on the date hereof there are no mortgages affecting or encumbering the Premises. This Lease shall be subject and subordinate to all mortgages which may hereafter affect the Premises, Landlord's interest therein, or the real property of which the Premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, provided and on the express condition that the holder of such mortgage executes and delivers to Tenant a subordination and nondisturbance agreement which provides that the mortgagee will not disturb this Lease or Tenant's rights in the Premises provided that Tenant is not in default hereunder beyond the expiration of the applicable grace period and which is otherwise reasonably satisfactory to Tenant. This Section shall be self-operative and no further instrument of subordination shall be required by any mortgagee. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby irrevocably constitutes and appoints Landlord the Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of the Tenant.

17.      ASSIGNMENT AND SUBLETTING.

                  The Tenant shall not transfer or assign the Tenant's interest in and to the Premises, or sublet the Premises or any portion thereof, without first procuring the written consent of the Landlord, which consent shall not be unreasonably withheld or delayed; and any attempted transfer, assignment or subletting without such written consent shall be void and confer no rights upon any third person. No such assignment or subletting shall relieve Tenant of any obligations herein. The consent by Landlord to any transfer, assignment or subletting shall not be deemed a waiver on the part of the Landlord of any requirement of consent to any future transfer, assignment or subletting. If Landlord does not respond to Tenant's request to consent to an assignment or subletting within 20 days, Landlord shall be deemed to have consented thereto. Notwithstanding the foregoing, Tenant may, without Landlord's consent, assign this Lease or sublet all or any part of the Premises to any corporation or other legal entity controlled by, which controls or which is under common control with Tenant where control shall mean ownership of 50% or more of the beneficial interests in the entity in question.

18.      BROKER.

                  Tenant represents and warrants that it has not dealt with any broker in connection with this Lease, and was not shown the Premises by any broker.

19.      SIGNS.

                  Tenant may place any signs of any kind whatsoever, upon, in or about the Premises or any part thereof, of a design and structure and in or at such places as may be permitted by law. All such signs shall be removed by Tenant prior to the expiration of the Term. In case Landlord shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon the Premises or any part thereof, such signs may be removed, but shall be replaced at Landlord's expense when the said repairs, alterations, or improvements shall have been completed. Any signs shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto at Tenant's expense, and Tenant shall obtain any required permits or licenses for the installation of such signs at Tenant's expense.

20.  ENVIRONMENTAL MATTERS.

     20.1 Tenant's Standard Individual Classification ("SIC") Number is 8731. Tenant shall promptly notify Landlord if the SIC Number becomes inapplicable or if another SIC Number becomes applicable.

                  20.2 ISRA COMPLIANCE. Tenant shall, at Tenant's sole expense, comply with the New Jersey Industrial Site Recovery Act and the regulations promulgated thereunder (referred to as "ISRA") as same relate to Tenant's occupancy of the Premises, as well as any other environmental law, rule, or regulation affecting or affected by Tenant's use and occupancy of the Premises to the extent same arises from Tenant's acts. Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all the requirements of, the Bureau of Industrial Site Evaluation (the "Bureau") of the New Jersey Department of Environmental Protection and Energy ("NJDEP") which arise due to Tenant's acts. Should the Bureau or any other division of NJDEP, pursuant to any other environmental law, rule, or regulation, determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharge of hazardous substances or wastes at the Premises which occur during the term of this Lease and were caused by Tenant or its agents or contractors, then Tenant shall, at Tenant's own expenses prepare and submit the required plans and financial assurances, and carry out the approved plans.

                  20.3 LANDLORD'S ISRA COMPLIANCE. In the event that Landlord shall have to comply with ISRA by reason of Landlord's actions or the actions of any prior or existing tenant of the building, Tenant shall, at no cost or expense to Tenant, promptly provide all information requested by Landlord for Landlord's preparation of nonapplicability affidavits or a Negative Declaration and Landlord shall, at its own cost and expense comply with ISRA. Tenant shall indemnify, defend, and save harmless Landlord from all fines, suits, procedures, claims, and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes at the Premises which occur during the term of this Lease and were caused by Tenant or its agents or contractors, and from all fines, suits, procedures, claims, and actions of any kind arising out of Tenant's failure to provide all information, make all submissions and take all actions required by the Bureau or any other divisions of NJDEP which arise due to Tenant's acts. Tenant's obligations and liabilities under this paragraph shall continue so long as Landlord remains responsible for any spills or discharges of hazardous substances or wastes at the Premises which occur during the term of this Lease and were caused by Tenant or its agents or contractors. Tenant's failure to abide by the terms of this paragraph shall be restrainable by injunction. Tenant shall have no responsibility to obtain a "Negative Declaration" or "Letter of Non-Applicability" from the NJDEP in connection with a sale or other disposition of the real estate by Landlord or an interest in the Landlord or a change in the tenancy of or ownership of any other tenant, but Tenant agrees to cooperate with Landlord at no cost, expense or liability to Tenant in Landlord's effort to obtain same.

                  20.4 Tenant  covenants  that the Premises shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with Extraordinary Hazardous Materials in violation of applicable laws. Tenant shall comply with and ensure compliance by all Occupants with, all applicable Federal, State and local laws, ordinances, rules and regulations with respect to any Extraordinary Hazardous Materials and Hazardous Materials (hereinafter defined), and shall keep the Premises free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. In the event that Tenant receives any notice or advice from any governmental authority, or from any Occupant, with regard to Hazardous Materials or Extraordinary Hazardous Materials on, from or affecting the Premises in violation of applicable laws, Tenant shall immediately notify Landlord. Tenant shall conduct and complete at Tenant's sole cost and expense all investigations, studies, sampling and testing, and all remedial, removal and other actions necessary to clean up and remove all Hazardous Materials or
Extraordinary Hazardous Materials (other than any Hazardous Materials or Extraordinary Hazardous Materials introduced by a person other than the Tenant or an Occupant) on, from or affecting the Premises in accordance with all applicable Federal, State and local laws, ordinances, rules, regulations and policies. The term "Hazardous Materials" as used in this Lease shall include, gasoline, petroleum products, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyls, or related similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by any Federal, State or local governmental law, ordinance, rule or regulation, including (without limitation) the Hazardous Materials Transportation Act, as amended (49 U.S.C. ss.1801, et seq.), the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. ss.9601 et seq.) ("CERCLA"), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.6901, et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss.1251, et seq.), the Clean Air Act (42 U.S.C. ss.7401, et seq.), the Industrial Site Recovery Act which is the successor to the Environmental Cleanup Responsibility Act, as amended (N.J.S.A. 13:1K-6 et seq.) ("ECRA") and the New Jersey Spill Compensation and Control Act, as amended (N.J.S.A. 58:10-23.11b et seq.) and the rules and regulations adopted and publications promulgated pursuant thereto; and, the term "Extraordinary Hazardous Materials" shall have the meaning given to such term in the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), Public Law No.

99-499, 100 Stat. 1613) and/or all such materials as are or may be listed on and described by the NJDEP's list of extremely hazardous substances (all the foregoing laws, rules and regulations, hereafter referred to as the "Environmental Laws"). The obligations and liabilities of Tenant under this Section shall survive any termination, expiration or permitted assignment of this Lease. The term "Occupant" as used in this Lease shall mean the Tenant or an agent, permitted sublessee, licensee, customer or invitee of Tenant.

                  20.5 In the event of Tenant's failure to comply in full with the provisions of this section, Landlord may, at its option, perform any and all of Tenant's obligations as aforesaid, and all costs and expenses incurred by Landlord in exercise of this self-help right shall be deemed to be Additional Rent payable on demand.

                  20.6 Tenant shall indemnify, defend and hold harmless the Landlord and each mortgagee of the Premises from and against any and all liabilities, damages, suits, fines, claims, losses, judgments, causes of action, costs and expenses (including reasonable fees and expenses of counsel) of any kind which may be incurred by the Landlord or any such mortgagee or threatened against the Landlord or such mortgagee, arising out of or in any way connected with (a) any breach by Tenant of the undertakings set forth in this Section, (b) any spills or discharges of Hazardous Materials and/or Extraordinary Hazardous Materials at the Premises by Tenant, Tenant's agents, servants, and the like, or any Occupant, and (c) any violation by Tenant of ISRA, including but not limited to failure to provide all information, make all submissions and take all actions required by the NJDEP. Tenant's agreement to indemnify shall survive the permitted assignment, expiration or sooner termination of this Lease.

                  20.7 Landlord shall indemnify, defend and hold harmless the Tenant from and against all liabilities, damages, suits, fines, claims, losses, judgments, causes of action, costs and expenses (including reasonable fees and expenses of counsel) of any kind which may be incurred by Tenant or threatened against Tenant arising out of or in any way connected with any Hazardous Materials or Extraordinary Hazardous Materials located in the Building or any parking area on the date hereof and any action to remediate or remove same unless same was created by or introduced into the Building or any parking area by Tenant or its agents, employees or contractors.

21.  MISCELLANEOUS.

                  21.1 Tenant shall not record this Lease or any short-form Memorandum thereof. Any such recordation by Tenant in violation of this prohibition shall be a default hereunder and Landlord, among Landlord's rights upon default, may execute and record in Tenant's name, place, and stead, an instrument adequate and sufficient to discharge such document from the public records, and for such purposes, Tenant hereby grants an irrevocable power of attorney to Landlord.

                  21.2 This Lease constitutes the entire agreement of the parties and may not be changed or modified orally, but only by a written agreement signed by Landlord and Tenant.

                  21.3 This Lease shall be binding on Landlord and Tenant and their respective heirs, successors, administrators and assigns.

                  21.4  The  rights  of  Landlord  and  Tenant   hereunder   are
cumulative, and no waiver or failure to enforce the same by either shall prevent the subsequent enforcement of such rights.

                  21.5 The captions herein contained are for convenience only, and do not constitute part of this Lease.

     21.6 This Lease shall be governed by the laws of the State of New Jersey.

                  21.7 The remedies of Landlord and Tenant specified herein shall be in addition to those available to them at law or equity.

                  21.8  Landlord   agrees  to  deliver  to  Tenant  a  permanent
certificate of occupancy for the Premises within 60 days after the Commencement Date.

                  21.9 Wherever the consent of the Landlord is required in this Lease, said consent shall not be unreasonably withheld or delayed.

                  21.10 If any of the provisions of the Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent allowed by law.

                  21.11 Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed (such agreement being a primary consideration for the execution of this Lease by the Landlord) that there shall be absolutely no personal liability on the part of the Landlord, its successors, assigns, officers, directors, principals, constituent partners (or their heirs, successors and/or assigns), or any ground Landlord or mortgagee in possession, with respect to any of the terms, covenants or conditions of this Lease, and that the Tenant shall look solely to the equity (if any) of the Landlord in the Premises for the satisfaction of each and every remedy of the Tenant in the event of any breach by the Landlord of any of the terms, covenants and conditions of this Lease to be performed by the Landlord, such exculpation of liability to be absolute and without any exceptions whatsoever.

                  21.12 Tenant represents and warrants to Landlord that this Lease is valid, enforceable and binding upon Tenant, that no consent(s) are necessary to render this Lease valid, enforceable and binding against Tenant and that the person whose signature is set forth below is authorized to execute and deliver this Lease on behalf of Tenant (a true copy of Tenant's corporate resolutions are attached hereto which authorize this transaction).

                  21.13 If the Premises or any material portion thereof are rendered unusable in whole or in part for a period of ten (10) consecutive days for any reason, other than by the making of repairs necessitated by misuse or neglect by the Tenant or any agent, customer, invitee or licensee of the Tenant, there shall be an appropriate abatement of Basic Rent from and after such tenth day and continuing for the period of such unusability. In no event shall the Tenant be entitled to terminate this Lease by claiming a constructive eviction from the Premises unless the Tenant shall first have notified the Landlord in writing of the condition or conditions giving rise thereto and, if the complaints be justified, unless the Landlord shall have failed within a reasonable time after receipt of such notice to remedy, or commence and proceed with due diligence to remedy, such condition or conditions.

                  21.14 Landlord covenants that so long as Tenant is not in default hereunder which default remains uncured beyond the expiration of the applicable grace period, Tenant shall have the right to peaceably and quietly have, hold and enjoy the Premises subject to the terms of this Lease.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed by their duly authorized representatives, as of the date of this Lease identified in Section 1 hereof.


                                            LANDLORD:
WITNESS:                            BLOOMTEX ASSOCIATES


                                    By    /s/MAYER A. RUBENSTEIN
                                    ----------------------------
                                  MAYER A. RUBENSTEIN, GENERAL PARTNER

                                            TENANT:
ATTEST:                             ALFACELL CORPORATION


                                    By     /s/KUSLIMA SHOGEN
                                    ------------------------
                                        KUSLIMA SHOGEN, C.E.O.